UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 4, 2015


                       ENVISION SOLAR INTERNATIONAL, INC.
           ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           NEVADA                    000-53204                  26-1342810
---------------------------- --------------------------   ----------------------
(State or other Jurisdiction  (Commission File Number)        (IRS Employer
    of Incorporation)                                       Identification No.)


    9270 TRADE PLACE, SAN DIEGO, CALIFORNIA                   92126
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    (Address of Principal Executive Offices)                (Zip Code)


       Registrant's telephone number, including area code: (858) 799-4583



         -------------------------------------------------------------
          (Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

/_/ Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT
-----------------------------------------------

       ITEM 5.02. DEPARTURE OF DIRECTORS AND CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

         Mr. Jack Schneider resigned as a director of Envision Solar International, Inc., a Nevada corporation (the "Company"), effective on March 4, 2015, and the Company accepted Mr. Schneider's resignation. Mr. Schneider resigned voluntarily due to a requirement of his current employer. Mr. Schneider has informed the Company that he will remain available to consult with the Company and support the execution of its business plan.

SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS
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       (d)         Exhibits

                   99.1 Resignation Notice from Jack Schneider, dated March 4, 2015.




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ENVISION SOLAR INTERNATIONAL, INC.


Date: March 9, 2015              By: /s/ Desmond Wheatley
                                 ----------------------------------------------
                                 Desmond Wheatley, Chief Executive Officer





























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